                                                                 EXHIBIT 10-C


                              FOURTH AMENDMENT TO

                      AMENDED AND RESTATED LOAN AGREEMENT


         THIS FOURTH AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT (this "Fourth Amendment") is dated as of November 22, 1994, among (i) FOXMEYER CORPORATION, a Delaware corporation ("Borrower"), (ii) FOXMEYER DRUG COMPANY, a Kansas corporation, MERCHANDISE COORDINATOR SERVICES CORPORATION, a Delaware corporation, and HARRIS WHOLESALE COMPANY, a Delaware corporation (the "Operating Subsidiaries"), (iii) the LENDERS and ISSUER referred to therein, and (iv) CITICORP USA, INC., a Delaware corporation, as Administrative Agent ("Administrative Agent"), and NATIONSBANK OF TEXAS, N.A., a bank organized under the laws of the United States, and BANQUE PARIBAS, a bank organized under the laws of the Republic of France, as Co-Agents ("Co-Agents").

                                  WITNESSETH:


         WHEREAS, FoxMeyer Corporation ("Old FoxMeyer"), Operating Subsidiaries, Lenders and Issuer, and Administrative Agent and Co-Agents entered into an Amended and Restated Loan Agreement dated as of April 29, 1993, as amended as of October 18, 1993, June 20, 1994 and August 26, 1994 (the "Loan Agreement"); and on October 12, 1994, Old FoxMeyer was merged into Borrower and Borrower succeeded to and assumed all of Old FoxMeyer's rights and obligations under the Loan Agreement;

         WHEREAS, Borrower has requested an increase in the aggregate commitment under the Loan Agreement to $275,000,000 principal amount (including an increase in the availability of letters of credit to $35,000,000 stated amount), changes in the interest rates and fees payable and other amendments to the Loan Agreement;

         WHEREAS, the Lenders, Issuer, and Administrative Agent and Co-Agents have agreed to such increase, changes and other amendments, all upon the terms and conditions set forth below;

         NOW, THEREFORE, for valuable consideration hereby acknowledged, the parties hereto hereby agree as follows:

         SECTION 1. DEFINITIONS. Unless otherwise defined herein, terms are used herein as defined in the Loan Agreement.

         SECTION 2. AMENDMENT OF SECTION 1.2. Section 1.2 of the Loan Agreement is hereby amended by deleting the definitions of "Aggregate Commitment," "Applicable LIBOR Margin," "Applicable LIBOR Margin Ratio," "B Advance," "B Borrowing," "B Borrowing Notice," "B Note," "Base Financial Statements,"

"Capital Expenditures," "Co-Agent," "Current Assets," "Current Maturities," "Default Rate," "Equity Investment," "Funded Debt," "Guaranty Agreement," "Interest Expense," "Maximum Aggregate Letter of Credit Amount," "Net Worth", "NII," "NII Loan," "Permitted Indebtedness," "Permitted Liens," "Phar-Mor Current Asset Adjustment Amount," "Pro Rata Share," "Revolving Receivables Purchase Program" and "Termination Date" and inserting the following definitions (in appropriate alphabetical order):

                 Aggregate Commitment. Means $275,000,000, subject to reduction as provided in Section 2.12 (which amount is the aggregate of the maximum Commitments of all Lenders).

                 Applicable Coverage Ratio. Means, as of any date, the ratio of (a)(i) EBIT, plus (ii) amortization and depreciation expense, plus
         (iii) the Development Cost Interest Coverage Ratio Adjustment Amount, of Borrower and the Consolidated Subsidiaries for the 12 month period ended on such date, to (b) Interest Expense, plus interest income then being currently received (to the extent such income is netted against interest charges in the definition of "Interest Expense"), for such 12 month period.

                 Applicable Facility Fee Percentage. Means one-quarter of one percent (0.25%) per annum; provided, however, that the Applicable Facility Fee Percentage shall be subject to reduction or increase on the first day of each calendar month (each an "Adjustment Date"), commencing with the first day of the calendar month following the first delivery of a certificate pursuant to Section 6.3(a)(i), based on the Applicable Coverage Ratio as shown on the then most recent calculation thereof delivered pursuant to Section 6.3(a)(i). From and after each Adjustment Date and to (but not including) the next succeeding Adjustment Date, the Applicable Facility Fee Percentage shall be the rate per annum set forth opposite the Applicable Coverage Ratio below:

                 Applicable Facility
                   Fee Percentage                        Applicable Coverage Ratio
                 -------------------                     -------------------------
                       0.1750%                        Greater than 5.00 to 1.00


                       0.2000%                        Greater than 4.50 to 1.00, but less than or equal
                                                      to 5.00 to 1.00






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
                       0.2500%                        Greater than 4.00 to 1.00, but less than or equal
                                                      to 4.50 to 1.00



                       0.3125%                        Greater than 3.50 to 1.00, but less than or equal
                                                      to 4.00 to 1.00


                       0.3750%                        Less than or equal to 3.50 to 1.00



Notwithstanding the foregoing, if no calculation contemplated by Section 6.3(a)(i) is delivered during the month prior to an Adjustment Date, the Applicable Facility Fee Percentage from and after such Adjustment Date to (but not including) the next succeeding Adjustment Date as to which such a calculation is delivered shall be three-eighths of one percent (0.375%) per annum.

                 Applicable Letter of Credit Fee Percentage. Means, as of any date, the rate per annum equal to the Applicable LIBOR Margin as in effect on such date.

                 Applicable Leverage Ratio. Means, as of any date, the ratio of (i) the sum of (A) all consolidated Indebtedness of Borrower and the Consolidated Subsidiaries (other than obligations under any Interest Rate Protection Agreements and Permitted Indebtedness referred to in clause (d) of the definition thereof) as of such date (or in the case of up to $6,000,000 in principal amount of Permitted Indebtedness consisting of industrial development revenue bonds and notes and mortgages, as of the end of the calendar month that includes such date) plus (B) the aggregate amount paid by purchasers of Receivables (and property of account debtors securing such Receivables) or interests therein under the Revolving Receivables Purchase Program to be recovered from Receivables (and such property) outstanding as of such date to (ii) the sum of (A) all consolidated Indebtedness of Borrower and the Consolidated Subsidiaries (other than obligations under any Interest Rate Protection Agreements and Permitted Indebtedness referred to in clause (d) of the definition thereof) as of such date (or in the case of up to $6,000,000 in principal amount of Permitted Indebtedness consisting of industrial development revenue bonds and notes and mortgages, as of the end of the calendar month that includes such date) plus (B) the aggregate amount paid by purchasers of Receivables (and property of account debtors securing such Receivables) or interests





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         therein under the Revolving Receivables Purchase Program to be recovered from Receivables (and such property) outstanding as of such date plus (C) consolidated Net Worth of Borrower and the Consolidated Subsidiaries as of the end of the calendar month that includes such date.

                 Applicable LIBOR Margin. Means (a) one-half of one percent (0.50%) per annum; provided, however, that, subject to the penultimate sentence hereof, the Applicable LIBOR Margin shall be subject to reduction or increase on the first day of each calendar month (each an "Effective Date"), commencing with the first day of the calendar month following the first delivery of a certificate pursuant to Section 6.3(a)(i), based on the Applicable Coverage Ratio as shown on the then most recent calculation thereof delivered pursuant to Section 6.3(a)(i). From and after each Effective Date and to (but not including) the next succeeding Effective Date, the Applicable LIBOR Margin shall be the rate per annum set forth opposite the Applicable Coverage Ratio below:


                     Applicable                            Applicable
                    LIBOR Margin                         Coverage Ratio
                    ------------                         --------------
                       0.325%                        Greater than 5.00 to 1.00


                       0.425%                        Greater than 4.50 to 1.00, but
                                                     less than or equal to 5.00 to 1.00



                       0.500%                         Greater than 4.00 to 1.00, but
                                                      less than or equal to 4.50 to 1.00



                       0.5625%                        Greater than 3.50 to 1.00, but
                                                      less than or equal to 4.00 to 1.00


                       0.625%                         Greater than 3.00 to 1.00, but
                                                      less than or equal to 3.50 to 1.00



                       0.875%                         Less than or equal to 3.00 to 1.00


         If no calculation contemplated by Section 6.3(a)(i) is delivered during the month prior to an Effective Date,





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         the Applicable LIBOR Margin from and after such Effective Date to (but not including) the next succeeding Effective Date as to which such a calculation is delivered shall be seven-eighths of one percent
         (0.875%) per annum. Notwithstanding the foregoing, if on any day the Applicable Leverage Ratio is greater than 0.50 to 1.00, the Applicable LIBOR Margin for such day shall be the rate per annum otherwise provided in this paragraph plus one-eighth of one percent (0.125%) per annum; provided that the Applicable Leverage Ratio shall be deemed to be greater than 0.50 to 1.00 for each day during a calendar month as to which a calculation of the Applicable Leverage Ratio is not delivered as contemplated by Section 6.3(a)(ii).

                 B Advance. Means an advance by a Lender to Borrower as part of a B Borrowing resulting from the auction bidding procedures described in Section 2.2.

                 B Borrowing. Means a borrowing consisting of simultaneous B Advances from each of the Lenders whose offer to make one or more B Advances as part of such borrowing has been accepted by Borrower under the auction bidding procedures described in Section 2.2.

                 B Borrowing Account.  Has the meaning set forth in Section
         2.2(g).

                 B Borrowing Notice. Means the request for bids for B Advances, in the form of Exhibit B hereto, appropriately completed and executed by Borrower and delivered to Administrative Agent or Lenders under the auction bidding procedures described in Section 2.2.

                 B Note.  Has the meaning set forth in Section 2.2(g).

                 Base Financial Statements. Means the Financial Statements of Borrower and its Consolidated Subsidiaries as of and for the fiscal year ended March 31, 1994 and the fiscal six months ended September 30, 1994.

                 Capital Expenditures. Means any expenditure by a Person for an Asset which will be used in a year or years subsequent to the year in which such expenditure is made and which Asset is properly classified, in relevant financial statements of such Person and in accordance with GAAP, as equipment, real property or improvements, fixed assets or a similar type of capitalized asset.

                 Default Rate. Means (a) for all Obligations other than B Advances a rate per annum equal to the





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         lesser of (i) the Maximum Lawful Rate or (ii) three percent (3%) plus the interest rate then (at the time of determination of the Default
         Rate) applicable to Base Rate Loans pursuant to Section 2.7(c)(i) and
         (b) for each B Advance a rate per annum equal to the lesser of (i) the Maximum Lawful Rate or (ii) three percent (3%) plus the interest rate stated in the B Note, or recorded in the B Borrowing Account, evidencing such B Advance.

                 Development Cost Debt Service Coverage Ratio Adjustment Amount. Means, as of any date of determination, the aggregate amount of any reduction of Operating Cash Flow attributable to any write-off of previously capitalized computer software development costs or any write-off of the costs of, or loss on the disposition of, replaced computer software and related hardware; provided that the aggregate amount of the Development Cost Debt Service Coverage Ratio Adjustment Amount utilized during any period of 12 months shall not exceed $5,000,000 (prior to any adjustment for income taxes).

                 Development Cost Interest Coverage Ratio Adjustment Amount. Means, as of any date of determination, the aggregate amount of any reduction of EBIT attributable to any write-off of previously capitalized computer software development costs or any write-off of the costs of, or loss on the disposition of, replaced computer software and related hardware; provided that the aggregate amount of the Development Cost Interest Coverage Ratio Adjustment Amount utilized during any period of 12 months shall not exceed $5,000,000 (prior to any adjustment for income taxes).

                 Fourth Amendment Date. Means the date on which the amendments to this Agreement provided in the Fourth Amendment to Amended and Restated Loan Agreement, dated as of November 22, 1994, become effective in accordance with the terms and conditions thereof.

                 Funded Debt. Means, as of the date of any determination, the sum of the following (without duplication): (a) all Indebtedness evidenced by the Notes or the B Borrowing Account as of such date, (b) all Indebtedness evidenced by the 7.09% Notes as of such date, (c) all Indebtedness consisting of Subordinated Debt as of such date, (d) all Indebtedness which would be classified as "funded debt" or "long-term debt", including the current portions thereof, on a consolidated balance sheet of Borrower and the Consolidated Subsidiaries prepared as of such date in accordance with GAAP, (e) all Indebtedness of Borrower or any





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         Consolidated Subsidiary having a final maturity (or which is renewable or extendible at the option of the obligor for a period ending) more than one year after the date of creation thereof, notwithstanding that payments in respect thereof are required to be made by the obligor less than one year after the date of the creation thereof or that any amount thereof is at the time included also in Current Liabilities of such obligor, (f) all Indebtedness of Borrower or any Consolidated Subsidiary outstanding under a revolving credit or similar agreement providing for borrowings (and renewals and extensions thereof) over a period of more than one year, notwithstanding that any such Indebtedness is created within one year of the expiration of such agreement, (g) the present value (discounted at the implicit rate, if known, or ten percent (10%) per annum otherwise) of all obligations in respect of Capital Leases of Borrower or any Consolidated Subsidiary and (h) Redeemable Capital Stock of Borrower valued at the greater of its voluntary or involuntary maximum fixed repurchase or redemption price plus accrued and unpaid dividends. For purposes hereof, the "maximum fixed repurchase or redemption price" of any Redeemable Capital Stock which does not have a fixed repurchase or redemption price shall be calculated in accordance with the terms of such Redeemable Capital Stock as if such Redeemable Capital Stock were purchased or redeemed on any date on which Funded Debt shall be required to be determined, and if such price is based upon, or measured by, the fair market value of such Redeemable Capital Stock, such fair market value to be determined in good faith by the Board of Directors of the issuer of such Redeemable Capital Stock.

                 Guaranty Agreement. Means a guaranty agreement, substantially in the form of Exhibit C hereto, as amended as contemplated by the Fourth Amendment hereto.

                 Healthcare Connect Subsidiaries. Means Healthcare Connect, Inc., a Delaware corporation, and its wholly owned Subsidiaries, HCPP Holdings, Inc., Health Care Pharmacy Providers, Inc., US HealthData Interchange, Inc. and Scrip Card Enterprises, Inc., and any future wholly owned Subsidiaries of Healthcare Connect, Inc.

                 Interest Expense. Means, for any period, the interest charges paid or accrued (without duplication) during such period (including imputed interest on Capital Lease obligations and amortization of debt discount, but excluding amortization of other debt expense, and net of interest income being currently received in cash during





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
         such period) on the Indebtedness of Borrower and the Consolidated Subsidiaries.

                 Inventory Amount. Means, as of the date of any determination, the amount of the Inventory of Borrower or any Consolidated Subsidiary, net of all related allowances and reserves, as determined in accordance with GAAP, but shall exclude (to the extent otherwise included therein): (a) all raw materials, (b) all work in process,
         (c) all Inventory as to which Borrower or such Consolidated Subsidiary (as applicable) does not have the full and unqualified right (except for the limitations on such right permitted by Section 6.2(n)) to assign and grant a security interest therein as security for the Obligations, and (d) all Inventory as to which Borrower or such Consolidated Subsidiary does not have lawful and absolute title, subject only to Permitted Liens.

                 Maximum Aggregate Letter of Credit Amount.  Means $35,000,000.

                 Minority Equity Investment. Means any equity investment in any entity that is engaged principally in a business related to that of Borrower and the Consolidated Subsidiaries, provided that such investment, together with all prior investments in such entity, does not constitute more than fifty percent (50%) of the equity Securities of such entity.

                 Net Worth. Means, as of the date of any determination, the remainder of (a) the total stockholder's equity (including capital stock, additional paid-in capital and retained earnings after deducting treasury stock) which would appear on a consolidated balance sheet of Borrower and the Consolidated Subsidiaries prepared as of such date in accordance with GAAP, minus (b) to the extent not deducted therefrom, the aggregate amount of all Redeemable Capital Stock, minus (c) the aggregate amount of gain from the sale of capital assets, gain from any write-up of assets and any other non-operating or extraordinary gain reflected in total stockholder's equity shown on such balance sheet; provided, however, that:

                          (i) for purposes of the references to Net Worth in the Solvency Certificate referred to in Section 4.1(h) or required to be delivered on the Fourth Amendment Date and the minimum Net Worth requirement of each Operating Subsidiary set forth in the second sentence of Section 6.2(e), Net Worth shall be determined without subtraction of the items described in clause (c) above and based upon the





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                 financial condition of such Operating Subsidiary only; and

                          (ii) for purposes of the ratio calculated pursuant to Section 6.2(i) and the Applicable Leverage Ratio, Net Worth shall be determined without subtraction of the items described in clause (c) above.

                 NII. Means FoxMeyer Health Corporation, a Delaware corporation, formerly called National Intergroup, Inc.

                 NII Loan. Means one or more loans in the maximum aggregate principal amount of $30,000,000 at any time outstanding under the NII Loan Agreement.

                 Permitted Indebtedness. Means (a) the Obligations, (b) the existing Indebtedness, other than the 7.09% Notes and the 7.09% Note Guaranties, expressly identified on Schedule 2 hereto (including renewals or extensions thereof, but excluding increases thereof except as may otherwise be permitted), (c) Guaranties of Indebtedness of customers of Borrower or an Operating Subsidiary by Borrower or such Operating Subsidiary, provided such Guaranties constitute Permitted Customer Advances, (d) agreements entered into in the ordinary course of business by Borrower or an Operating Subsidiary to repurchase at a discounted price Inventory sold to customers of Borrower or such Operating Subsidiary, (e) obligations evidenced by the Intercompany Notes, (f) accounts payable and other accruals incurred by Borrower or any Consolidated Subsidiary and payable or owing to another Person who is Borrower or any Consolidated Subsidiary as a result of the cash management system of Borrower and its Consolidated Subsidiaries, (g) obligations evidenced by any Interest Rate Protection Agreement in respect of the Obligations or the 7.09% Notes, (h) any Indebtedness which is expressly permitted pursuant to clause (iv) of Section 6.2(l), (i) Indebtedness consisting of the 7.09% Notes and the 7.09% Note Guaranties, (j) Indebtedness consisting of Redeemable Capital Stock, provided such stock is Preferred Stock which does not provide for mandatory repurchase or redemption prior to the fifth (5th) anniversary of the date of issuance thereof, (k) Subordinated Debt incurred in the aggregate principal amount not to exceed $200,000,000, provided that at the time of any incurrence of such Indebtedness and after giving effect thereto and considering facts and circumstances then existing, no Potential Default or Event of Default exists or will occur or may reasonably





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         be expected to occur, and (l) up to $10,000,000 of Indebtedness consisting of (i) Capital Leases or (ii) purchase money Indebtedness secured by Liens permitted by clause (h) of the definition of "Permitted Liens."

                 Permitted Liens. Means, with respect to any Asset, (a) any Lien created pursuant to Section 3.2; (b) pledges or deposits made in the ordinary course of business to secure payment of worker's compensation insurance (or to participate in any fund in connection with worker's compensation insurance), unemployment insurance or social security programs; (c) Liens imposed by mandatory provisions of law and arising in the ordinary course of business (such as materialmen's, mechanics', landlord's and warehousemen's Liens and other like Liens) securing indebtedness whose payment is not yet due;
         (d) Liens for taxes, assessments and governmental charges or levies imposed upon a Person or upon such Person's income or profits or property if the same are not yet due and payable; (e) the Liens referred to in clauses (A), (B) and (C) immediately below if and only if (i) the amount, applicability or validity thereof is currently (at the time in question) being contested in good faith by appropriate action promptly and diligently conducted and adequate cash reserves (to the extent required by GAAP) have been set aside therefor, (ii) levy and execution thereon have been stayed and continue to be stayed and (iii) they do not in the aggregate materially detract from the value of the property of, or materially impair the use of such property in the business of, Borrower, any Operating Subsidiary or Borrower and the Consolidated Subsidiaries taken as a whole: (A) claims and Liens for taxes due and payable, (B) claims and Liens upon, and defects of title to, personal property or other legal process prior to adjudication of a dispute on the merits and (C) adverse judgments on appeal; (f) Liens arising from good faith deposits in connection with tenders, leases, real estate bids or contracts (other than contracts involving the borrowing of money), pledges or deposits to secure public or statutory obligations and deposits to secure (or in lieu of) surety, or customs bonds and deposits to secure the payment of taxes, assessments, customs duties or other similar charges; (g) encumbrances consisting of zoning restrictions, restrictive covenants, encroachments, protrusions, easements or other restrictions on or affecting the use of real property or which would appear on a survey or title report covering such property, provided that such items do not in the aggregate materially detract from the value of any material property of the Person in question or materially impair the use of such material property in





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         such Person's business; (h) Liens consisting of Capital Leases or solely securing purchase money Indebtedness, in each case incurred in the ordinary course of business for the purchase of computers, trucks and other equipment used in the ordinary course of business, provided that each such Lien is limited to the equipment so financed; and (i) Liens, if any, described on Schedule 2 hereto; provided, however, that none of the aforesaid Permitted Liens (1) may attach or relate to any Intercompany Note or any capital stock of any Consolidated Subsidiary or (2) arise under or be required by ERISA.

                 Pro Rata Share. Means, with respect to each Lender, as of the date of any determination, such Lender's proportionate share of the Aggregate Commitment (and the A Advances and Letters of Credit made and issued, respectively, thereunder). As of the Fourth Amendment Date, the Pro Rata Share of each Lender as to the Aggregate Commitment (and the A Advances and Letters of Credit made and issued, respectively, thereunder) is set forth on Schedule l hereto.

                 Receivables Amount. Means, as of the date of any determination, the amount of the Receivables of Borrower or any Consolidated Subsidiary arising in the ordinary course of Borrower's or such Consolidated Subsidiary's (as applicable) business, net of all related allowances and reserves, as determined in accordance with GAAP, but shall exclude (to the extent otherwise included therein):

                 (a) all Receivables that are not valid and enforceable obligations of the account debtor payable in U.S. dollars;

                 (b) all Receivables unpaid for more than 150 days after the invoiced due date for such Receivables (other than Receivables as to which a good faith dispute exists with the account debtors beyond such 150 day period);

                 (c) all Receivables as to which Borrower or such Consolidated Subsidiary (as applicable) does not have lawful and absolute title, subject only to the Revolving Receivables Purchase Program or Permitted Liens;

                 (d) all Receivables as to which Borrower or such Consolidated Subsidiary (as applicable) does not have the full and unqualified right (except for the limitations on such right permitted by Section 6.2(n)) to





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         assign and grant a security interest therein as security for the
         Obligations;

                 (e) the Phar-Mor Receivables; and all other Receivables owed by account debtors which are not Solvent or which are seeking relief, or are the subject of a case or proceeding, under any Debtor Relief Laws, except for Receivables owed by Phar-Mor, Inc. (other than the Phar-Mor Receivables) arising prior to the effectiveness of the plan of reorganization in the Phar-Mor Bankruptcy so long as such Receivables satisfy the requirements of Section 6.2(t); and

                 (f) all Receivables owing by officers or employees of Borrower or any Consolidated Subsidiary, or owing by any other Person in which any such entity has an equity interest if the amount owed by such other Person are not incurred in the ordinary course of business and all Receivables owing by an Affiliate of Borrower or any Consolidated Subsidiary, to the extent such Receivables exceed $1,000,000 in amount at any time outstanding;

         provided that, as long as the time of termination of reinvestment by purchasers under the Revolving Receivables Purchase Program shall not have occurred, the amount of Receivables outstanding and purchased under the Revolving Receivables Purchase Program shall be deemed to be included in the Receivables Amount.

                   Revolving Receivables Purchase Program. Means a revolving trade receivables purchase facility involving assignments of or security interests in Receivables (and property of account debtors securing such Receivables) under one or more agreements for limited recourse sales by Borrower and any and all of the Operating Subsidiaries for cash of such Receivables (and property) or interests therein, provided that (i) such agreements do not create any interest in any Asset other than Receivables (and such property), (ii) the aggregate principal amount paid by the purchasers of Receivables (and property of account debtors securing such Receivables) or interests therein to be recovered from Receivables (and such property) shall not exceed at any time outstanding $200,000,000 and (iii) from and after the time of termination of reinvestment by purchasers of Receivables or interests therein under such facility (whether because of an event of termination, Borrower's election or otherwise), there shall be no Lien on, or other restrictions on payment to Borrower or any of the Operating Subsidiaries of the collections or other proceeds of, the interest of Borrower or any of the Operating Subsidiaries in

         Receivables to the extent Receivables or an interest therein has not been sold under such facility.

                 Subordinated Debt.  Means unsecured Indebtedness of Borrower
         (a) in respect of which Borrower is directly obligated and none of the Operating Subsidiaries or other Consolidated Subsidiaries is directly, contingently or otherwise obligated (including by way of a Guaranty),
         (b) which has a final maturity and no scheduled redemptions or other payments prior to the expiration of one year after the Termination Date and (c) which is subordinated in right of payment to the prior payment of the Obligations of Borrower on terms, and pursuant to documentation containing other terms (including interest, covenants and events of default), in form and substance satisfactory to Administrative Agent in its discretion.

                 Termination Date. Means December 31, 1997; provided, however, that such date may be extended from time to time by subsequent written agreement (if any) among Borrower and Lenders; provided, further, however, that Lenders shall not have any obligation to agree to any such extension.

         SECTION 3. AMENDMENT OF SECTION 2.2. Section 2.2 of the Loan Agreement is hereby amended by deleting the text thereof in its entirety and inserting in place thereof the following:

         2.2     B ADVANCES.

                 (a) Procedure. Upon the terms and subject to the conditions set forth in this Agreement, each Lender agrees, severally and not jointly, that Borrower may avail itself of B Advances under this Section 2.2 from time to time on any Business Day during the period from the date hereof until the date occurring 30 days prior to the Termination Date in the manner set forth below; provided that, following the making of each B Advance, the aggregate principal amount of all Loans made by all Lenders under Section 2.1 and this Section
         2.2 and outstanding plus the aggregate of all Letters of Credit Outstanding may not at any time exceed the Aggregate Commitment (computed without regard to any B Reduction).

                 (b)      Administrative Agent Auction.

                          (i)     Borrower may request a B Borrowing under this
                 Section 2.2(b) by delivering to Administrative Agent, by telecopier or telefax, confirmed immediately in writing, a B Borrowing Notice, referring to this Section 2.2(b) and specifying the date and aggregate amount of the proposed B Borrowing, the maturity date for repayment of the B Advance to be made as part of such B Borrowing (which maturity date shall be a date occurring 14, 21, 30, 60, 90 or 180 days after the date of such B Borrowing, but not later than the Termination
                 Date), the interest payment date or dates relating thereto, and any other terms to be applicable to such B Borrowing, not later than 1:00 P.M. (New York, New York time) at least two Business Days prior to the date of the proposed B Borrowing. Administrative Agent shall in turn promptly notify each Lender of each request for such B Borrowing received by it from Borrower by sending such Lender a copy of the related B Borrowing Notice.

                          (ii) Each Lender may, if, in its sole discretion, it elects to do so, irrevocably offer to make one or more B Advances to Borrower as part of such proposed B Borrowing at a fixed rate or rates of interest specified by such Lender in its sole discretion (but in no event at a rate in excess of the Maximum Lawful Rate), by notifying Administrative Agent (which shall give prompt notice thereof to Borrower), before 10:00 A.M. (New York, New York time) on the date of such proposed B Borrowing, of the minimum amount and maximum amount of each B Advance which such Lender would be willing to make as part of such proposed B Borrowing (which amounts may, subject to the proviso to the first sentence of Section 2.2(a), exceed such Lender's Commitment) and the rate or rates of interest therefor; provided that if Administrative Agent in its capacity as a Lender shall, in its sole discretion, elect to make any such offer, it shall notify Borrower of such offer before 9:30 A.M. (New York, New York time) on the date on which notice of such election is to be given to Administrative Agent by the other Lenders. If any Lender shall elect not to make such an offer, such Lender shall so notify Administrative Agent, before 10:00 A.M. (New York, New York time) on the date on which notice of such election is to be given to the Administrative Agent by the other Lenders, and such Lender shall not be obligated to, and shall not, make any B Advance as part of such B Borrowing; provided that the failure by any Lender to give such notice shall not cause such Lender to be obligated to make any B Advance as part of such proposed B Borrowing.

                          (iii) Borrower shall, in turn, before 11:00 A.M. (New York, New York time) on the date of such proposed B Borrowing, either:

                                  (x)      cancel such B Borrowing by giving
                          Administrative Agent notice to that effect, or

                                  (y)      accept one or more of the offers
                          made by any Lender or Lenders pursuant to paragraph
                          (ii) above, in its sole discretion, by giving notice to Administrative Agent of the amount of each B Advance (which amount shall be equal to or greater than the minimum amount, and equal to or less than the maximum amount, notified to Borr ower by Administrative Agent on behalf of such Lender for such B Advance pursuant to paragraph (ii) above) to be made by each Lender as part of such B Borrowing, and reject any remaining offers made by Lenders pursuant to paragraph (ii) above by giving Administrative Agent notice to that effect.

                          (iv) If Borrower notifies Administrative Agent that such B Borrowing is canceled pursuant to paragraph
                 (iii)(x) above, Administrative Agent shall give prompt notice thereof to Lenders, and such B Borrowing shall not be made.

                          (v) If Borrower accepts one or more of the offers made by any Lender or Lenders pursuant to paragraph (iii)(y) above, Administrative Agent shall in turn promptly notify (A) each Lender that has made an offer as described in paragraph
                 (ii) above, of the date and aggregate amount of such B Borrowing and whether or not any offer or offers made by such Lender pursuant to paragraph (ii) above have been accepted by the Borrower, (B) each Lender that is to make a B Advance as part of such B Borrowing, of the amount of each B Advance to be made by such Lender as part of such B Borrowing, and (C) each Lender that is to make a B Advance as part of such B Borrowing, as to whether such B Borrowing conforms to the requirements of Section 2.2(a). Each Lender that is to make a B Advance as part of such B Borrowing shall, before 1:00 P.M. (New York, New York time) on the date of such B Borrowing specified in the notice received from Administrative Agent pursuant to clause (A) of the preceding sentence (provided such Lender shall have received any required B Note and a favorable notice from Administrative Agent pursuant to clause
                 (C) of the
                 preceding sentence), make available to Administrative Agent at Citibank, 399 Park Avenue, New York, New York 10043 such Lender's portion of such B Borrowing, in same day funds. Upon fulfillment of the applicable conditions set forth in Article IV and after receipt by Administrative Agent of such funds, Administrative Agent will make such funds available to Borrower at Administrative Agent's aforesaid address.
                 Promptly after each B Borrowing, Administrative Agent will notify each Lender of the amount of the B Borrowing, the consequent B Reduction and the dates upon which such B Reduction commenced and will terminate.

                 (c)      Borrower Auction.

                          (i)     Borrower may request a B Borrowing under this
                 Section 2.2(c) by delivering to Lenders (with a copy to Administrative Agent), by telecopier or telefax (confirmed immediately in writing to the Administrative Agent), a B Borrowing Notice, referring to this Section 2.2(c) and specifying the date and aggregate amount of the proposed B Borrowing, the maturity date for repayment of the B Advance to be made as part of such B Borrowing (which maturity date shall be a date occurring not less than one nor more than 29 days after the date of such B Borrowing, but not later than the Termination Date), the interest payment date or dates relating thereto, and any other terms to be applicable to such B Borrowing, not later than 1:00 P.M. (New York, New York time) at least two Business Days prior to the date of the proposed B Borrowing. Borrower shall not notify a Lender of such proposed B Borrowing if Borrower and Administrative Agent shall have received notice from such Lender that it elects not to be so notified.

                          (ii) Each Lender so notified may, if, in its sole discretion, it elects to do so, irrevocably offer to make one or more B Advances to Borrower as part of such proposed B Borrowing at a fixed rate or rates of interest (and, if different from that requested by Borrower, a maturity date or maturity dates therefor not less than one nor more than 29 days after the date of such B Borrowing) specified by such Lender in its sole discretion (but in no event at a rate in excess of the Maximum Lawful Rate), by notifying Borrower (which shall give prompt notice thereof to Administrative Agent), before 10:00 A.M. (New York, New York time) on the date of such proposed B Borrowing, of the minimum amount and maximum amount of each B Advance which such Lender would be willing to make as part of such proposed B Borrowing (which amounts may, subject to the proviso to the first sentence of Section 2.2(a), exceed such Lender's Commitment) and the rate or rates of interest therefor (and such maturity date or maturity dates). If any Lender so notified shall elect not to make such an offer, such Lender shall so notify Borrower before 10:00 A.M. (New York, New York time) on the date on which notice of such election is to be given to Borrower by the other Lenders so notified, and such Lender shall not be obligated to, and shall not, make any B Advance as part of such B Borrowing; provided that the failure by any Lender to give such notice shall not cause such Lender to be obligated to make any B Advance as part of such proposed B Borrowing.

                          (iii) Borrower shall, in turn, before 11:00 A.M. (New York, New York time) on the date of such proposed B Borrowing, either:

                                  (x)      cancel such B Borrowing by giving
                          the Lenders so notified and Administrative Agent notice to that effect, or

                                  (y)      accept one or more of the offers
                          made by any Lender or Lenders pursuant to paragraph
                          (ii) above, in its sole discretion, by giving notice to such Lender or Lenders and Administrative Agent of the amount of (and, if a different maturity date has been offered pursuant to paragraph (ii) above, the maturity date accepted for) each B Advance (which amount shall be equal to or greater than the minimum amount, and equal to or less than the maximum amount, notified to Borrower by such Lender or Lenders for such B Advance pursuant to paragraph (ii) above) to be made by each Lender as part of such B Borrowing, and reject any remaining offers made by Lenders pursuant to paragraph (ii) above by giving the Lenders so notified and Administrative Agent notice to that effect.

                          (iv) If Borrower notifies the Lenders so notified and Administrative Agent that such B Borrowing is canceled pursuant to paragraph (iii)(x) above, such B Borrowing shall not be made.

                          (v) If Borrower accepts one or more of the offers made by any Lender or Lenders pursuant to paragraph (iii)(y) above, Administrative Agent shall in turn promptly notify each Lender that is to make a B Advance as part of such B Borrowing as to whether such B Borrowing conforms to the requirements of
                 Section 2.2(a). Upon fulfillment of the applicable conditions set forth in Article IV, each Lender that is to make a B Advance as part of such B Borrowing shall, before 1:00 P.M. (New York, New York time) on the date of such B Borrowing (provided such Lender shall have received any required B Note and a favorable notice from Administrative Agent pursuant to the preceding sentence), make available to Borrower such Lender's portion of such B Borrowing, in same day funds, by credit to such bank account as Borrower may designate. Promptly after each B Borrowing, Administrative Agent will notify each Lender of the amount of the B Borrowing, the consequent B Reduction and the dates upon which such B Reduction commenced and will terminate.

                     (d)  Money Market Auction.

                          (i)     Borrower may request a B Borrowing under this
                 Section 2.2(d) by telephone notice to Lenders and Administrative Agent, referring to this Section 2.2(d) and specifying the aggregate amount of the proposed B Borrowing and the maturity date for repayment of the B Advance to be made as part of such B Borrowing (which maturity date shall be a date occurring not less than one nor more than four days after the date of such B Borrowing), not later than 12:00 noon (New York, New York time) on the date of the proposed B Borrowing. Borrower shall not notify a Lender of such proposed B Borrowing if Borrower and Administrative Agent shall have received notice from such Lender that it elects not to be so notified.

                          (ii) Each Lender so notified may, if, in its sole discretion, it elects to do so, irrevocably offer to make one or more B Advances to Borrower as part of such proposed B Borrowing at a fixed rate of interest specified by such Lender in its sole discretion (but in no event at a rate in excess of the Maximum Lawful Rate), by telephone notice to Borrower (which shall give prompt telephone notice thereof to Administrative Agent), before 12:30 P.M. (New York, New York time) on the date of such proposed B Borrowing, of the minimum amount and maximum amount of each B Advance which such Lender would be willing to make as part of such proposed B Borrowing (which amounts may, subject to the proviso to the first sentence of
                 Section 2.2(a), exceed such Lender's Commitment) and the rate of interest therefor. If any Lender so notified shall elect not to make such an offer, such Lender shall so notify Borrower by telephone, before 12:30 P.M. (New York, New York time) on such date, and such Lender shall not be obligated to, and shall not, make any B Advance as part of such B Borrowing; provided that the failure by any Lender to give such notice shall not cause such Lender to be obligated to make any B Advance as part of such proposed B Borrowing.

                          (iii) Borrower shall, in turn, before 1:00 P.M. (New York, New York time) on the date of such proposed B Borrowing, either:

                                  (x)      cancel such B Borrowing by giving
                          the Lenders so notified and Administrative Agent notice to that effect, or

                                  (y)      accept one or more of the offers
                          made by any Lender or Lenders pursuant to paragraph
                          (ii) above, in its sole discretion, by giving notice (which may be by telephone, confirmed immediately by telecopier or telefax and in writing) to such Lender or Lenders and Administrative Agent of the maturity date specified pursuant to paragraph (i) above and the amount of each B Advance (which amount shall be equal to or greater than the minimum amount, and equal to or less than the maximum amount, notified to Borrower by such Lender or Lenders for such B Advance pursuant to paragraph (ii) above) to be made by each Lender as part of such B Borrowing, and reject any remaining offers made by Lenders pursuant to paragraph (ii) above by giving the Lenders so notified and Administrative Agent notice to that effect.

                          (iv) If Borrower notifies the Lenders so notified and Administrative Agent that such B Borrowing is canceled pursuant to paragraph (iii)(x) above, such B Borrowing shall not be made.

                          (v) If Borrower accepts one or more of the offers made by any Lender or Lenders pursuant to paragraph (iii)(y) above, Borrower shall be deemed to have provided such Lender or Lenders with the certifications set forth in paragraphs (c) through (g) of the form of B Borrowing Notice as of the date of the B Borrowing, and Administrative Agent shall in turn promptly notify each Lender that is to make a B Advance as part of such B Borrowing as to whether such B Borrowing conforms to the requirements of
                 Section 2.2(a). Upon fulfillment of the applicable conditions set forth in Article IV, each Lender that is to make a B Advance as part of such B Borrowing shall, before 3:00 P.M. (New York, New York time) on the date of such B Borrowing (provided such Lender shall have received the confirmation by telecopy or telefax required by paragraph (iii)(y) above, any required B Note and a favorable notice from Administrative Agent pursuant to the preceding sentence), make available to Borrower such Lender's portion of such B Borrowing, in same day funds, by credit to such bank account as Borrower may designate. Promptly after each B Borrowing, Administrative Agent will notify each Lender of the amount of the B Borrowing, the consequent B Reduction and the dates upon which such B Reduction commenced and will terminate.

                 (e) Multiples. Each B Borrowing shall be in an aggregate amount not less than $1,000,000 or an integral multiple of $100,000 in excess thereof and, following the making of such B Borrowing, Borrower shall be in compliance with the limitation set forth in the proviso to the first sentence of subsection (a) above.

                 (f) Availability. Within the limits and on the conditions set forth in this Section 2.2, Borrower may from time to time borrow under this Section 2.2, repay or prepay pursuant to subsection (g) below, and reborrow under this Section 2.2; provided that not more than ten B Borrowings may be outstanding at any time (for which purpose B Advances made on the same date, but having different maturities, shall be deemed to be separate B Borrowings).

                 (g) B Notes; Other Evidence of B Borrowings. Unless a Lender provides Borrower and Administrative Agent with notice to the contrary, each B Advance by such Lender shall be evidenced by a promissory note executed by Borrower and payable to the order of such Lender, substantially in the form of Exhibit G hereto (as amended, renewed, extended, restated, replaced, substituted, supplemented or otherwise modified from time to time, individually, a "B Note" and collectively, the "B Notes"). Each B Advance not evidenced by a B Note shall be evidenced by an account maintained by the Lender making such B Advance in accordance with its usual practice, which shall include the date of the B Advance, the maturity date of the B Advance and the amount of principal and interest payable and paid to such Lender from time to time in respect of such B Advance. In addition, the Administrative Agent shall maintain a control account, with subsidiary accounts for each Lender (the "B Borrowing Account"), which shall also evidence the B Advances, in which the dates, amounts and maturities of the B Advances, the interest rates payable in respect of the B Advances and sums received in respect of the B Advances shall be recorded; and, except in the case of B Advances evidenced by B Notes, the entries made in the B Borrowing Account shall be conclusive and binding in the absence of manifest error. Borrower shall repay to Administrative Agent for the account of each Lender which has made a B Advance (or its assignee pursuant to Section 9.6(g)), or each other holder of a B Note, on the maturity date of each B Advance (such maturity date being that specified by Borrower for repayment of such B Advance in the related B Borrowing Notice or acceptance delivered pursuant to subsection (b)(i), (c)(i) (or
         (c)(iii) where a Lender specifies a maturity pursuant to subsection
         (c)(ii) above that is accepted by Borrower) or (d)(iii) above and provided in the B Note or the B Borrowing Account evidencing such B Advance), the then unpaid amount of such B Advance. Borrower shall have no right to prepay any principal amount of any B Advance unless, and then only on the terms specified by Borrower for such B Advance in the related B Borrowing Notice delivered pursuant to subsection (b)(i) or (c)(i) above.

                 (h) Interest. Borrower shall pay interest on the unpaid principal amount of each B Advance from the date of such B Advance to the date the principal amount of such B Advance is repaid in full, at the rate of interest for such B Advance specified by Lender making such B Advance in its notice with respect thereto delivered pursuant to subsection (b)(ii), (c)(ii) or d(ii) above, in all cases subject to
         Section 2.7(d), payable on the interest payment date or dates specified by Borrower for such B Advance in the related B Borrowing Notice delivered pursuant to subsection (b)(i) or (c)(i) above, as provided in the B Note or the B Borrowing Account evidencing such B Advance, or on the maturity date of such B Advance in the case of B Advances pursuant to subsection (d) above.

         SECTION 4. AMENDMENT OF SECTION 2.4. Section 2.4 of the Loan Agreement is hereby amended by (a) deleting the parenthetical phrase in clause
(i) of subsection (a) thereof
and (b) deleting the time "12:00 noon" where it first appears therein and substituting therefor the time "12:30 P.M."

         SECTION 5. AMENDMENT OF SECTION 2.7(B). Section 2.7(b) of the Loan Agreement is hereby amended by deleting the period at the end thereof and inserting in place thereof the following:

         ; provided that any interest payable pursuant to the last sentence of the definition of "Applicable LIBOR Margin" shall be payable (i) on the last day of the calendar month immediately following the calendar month containing days in respect of which such interest accrues and
         (ii) at maturity.

         SECTION 6. AMENDMENT OF SECTION 2.8. Section 2.8 of the Loan Agreement is here by amended by deleting subsections (d), (e) and (f) in their entirety and inserting in place thereof the following:

                 (d) Facility Fee. Borrower shall pay to Administrative Agent, for distribution to all Lenders (including Citicorp) in accordance with their respective Pro Rata Shares of the Aggregate Commitment, on (i) the last day of each calendar quarter during the term of this Agreement (commencing with the first of such dates to occur after the Fourth Amendment Date) and (ii) if such date falls on other than the last day of a calendar quarter, the Termination Date, a facility fee which shall accrue at the rate of the Applicable Facility Fee Percentage from time to time in effect on the Aggregate Commitment in existence during such calendar quarter (or, with respect to the first facility fee payable pursuant to clause (i) preceding, during the period from the Fourth Amendment Date to the last day of the calendar quarter during which the Fourth Amendment Date occurred, or, with respect to the facility fee payable pursuant to clause (ii) preceding, during the period from the last day of the immediately preceding calendar quarter to the payment date).

                 (e) Letter of Credit Fees. Borrower shall pay the Issuer (for its own account) with respect to each Letter of Credit, on the date of Issuance of such Letter of Credit, the then standard issuance, opening or similar charge of such Issuer. In addition, Borrower shall pay to Administrative Agent a Letter of Credit fee which shall accrue at the rate of the Applicable Letter of Credit Fee Percentage from time to time in effect on the aggregate undrawn face amount of all Letters of Credit outstanding from time to time. Such fee shall be payable in arrears (i) on the last day of each calendar quarter during the term of this Agreement (commencing on the first of such days to occur after the Fourth Amendment Date) and (ii) if such date falls on other than the last day of a calendar quarter, the Termination Date. Such fee shall be distributed as follows: (i) to the Issuer with respect to each Letter of Credit, the portion of such fee that accrued at the rate of one-eighth of one percent (0.125%) per annum and (ii) to Lenders (including such Issuer), the balance of such fee in accordance with their respective Pro Rata Shares of the Aggregate Commitment.

                 (f)      Auction Fee.  For each auction commenced pursuant to
         Section 2.2(b), Borrower shall pay to Administrative Agent for its own account an auction fee equal to the lesser of (i) $300 times the number of Lenders (including Citicorp) who submit offers or (ii) $2,500, payable at the earlier of the date of the B Borrowing resulting therefrom or the date Borrower gives notice of cancellation pursuant to Section 2.2(b)(iv).

         SECTION 7. AMENDMENT OF SECTION 3.3. Section 3.3 of the Loan Agreement is hereby amended by deleting the word "existence" wherever it appears therein and inserting in place thereof the phrase "creation or acquisition."

         SECTION 8. AMENDMENT OF SECTION 4.2(D). Section 4.2(d) of the Loan Agreement is hereby amended by deleting the last sentence thereof and inserting in place thereof the following:

         With respect to any B Advance, Borrower shall have delivered to Administrative Agent and the Lenders (to the extent required by Section 2.2) the B Borrowing Notice relating thereto, appropriately completed and executed by Borrower and in form and substance satisfactory to Administrative Agent, and, if required by Section 2.2, a B Note payable to the order of the Lender for such B Advances in a principal amount equal to the principal amount of the B Advance to be evidenced thereby and otherwise on such terms as were agreed to for such B Advance in accordance with Section 2.2.

The Loan Agreement is further amended to restate Exhibit B hereto in its entirety to read as set forth on Schedule I hereto.

         SECTION 9. AMENDMENT OF SECTION 6.2(D). Section 6.2(d) of the Loan Agreement is hereby amended by deleting the text thereof in its entirety and inserting in place thereof the following:

                 (d) Working Capital Borrowing Base. Borrower shall not permit, as of the last day of any calendar month, (i) the product of
         1.85 times the sum of (A) all consolidated Indebtedness of Borrower and the Consolidated Subsidiaries (other than obligations under any Interest Rate Protection Agreements and Permitted Indebtedness referred to in clause (d) of the definition thereof) as of such day plus (B) the aggregate amount paid by purchasers of Receivables (and property of account debtors securing such Receivables) or interests therein under the Revolving Receivables Purchase Program to be recovered from Receivables (and such property) outstanding as of such day, to exceed (ii) the sum of the Receivables Amount and the Inventory Amount as of such day; provided that compliance with this
         Section 6.2(d) shall not be required as of the last day of any calendar month if at all times during such month the Applicable Leverage Ratio shall be equal to or less than 0.50 to 1.00.

         SECTION 10. AMENDMENT OF SECTION 6.2(F). Section 6.2(f) of the Loan Agreement is hereby amended by inserting after the word "Amount" in clause (B) thereof the following: "plus (C) the Development Cost Interest Coverage Ratio Adjustment Amount."

         SECTION 11. AMENDMENT OF SECTION 6.2(G). Section 6.2(g) of the Loan Agreement is hereby amended by inserting after the word "Amount" in clause (B) thereof the following: "plus (C) the Development Cost Debt Service Coverage Ratio Adjustment Amount."

         SECTION 12. AMENDMENT OF SECTION 6.2(I). Section 6.2(i) of the Loan Agreement is hereby amended by deleting the text thereof in its entirety and inserting in place thereof the following:

                 (i) Total Indebtedness and Purchase Program Outstandings to Capitalization Ratio. Borrower shall not, on the last day of any fiscal quarter of Borrower, permit the ratio of (i) the sum of (A) all consolidated Indebtedness of Borrower and the Consolidated Subsidiaries (other than obligations under any Interest Rate Protection Agreements and Permitted Indebtedness referred to in clause
         (d) of the definition thereof) as of such date plus (B) the aggregate amount paid by purchasers of Receivables (and property of account debtors securing such Receivables) or interests therein under the Revolving Receivables Purchase Program to be recovered from Receivables (and such property) outstanding as of such date to (ii) the sum of (A) all consolidated Indebtedness of Borrower and the

         Consolidated Subsidiaries (other than obligations under any Interest Rate Protection Agreements and Permitted Indebtedness referred to in clause (d) of the definition thereof) plus (B) the aggregate amount paid by purchasers of Receivables (and property of account debtors securing such Receivables) or interests therein under the Revolving Receivables Purchase Program to be recovered from Receivables (and such property) outstanding as of such date plus (C) consolidated Net Worth of Borrower and the Consolidated Subsidiaries as of such date to be more than 0.60 to 1.00.

         SECTION 13. AMENDMENT OF SECTION 6.2(J). Section 6.2(j) of the Loan Agreement is hereby amended by (a) inserting the words "make and" at the beginning of clause (A) thereof and (b) inserting the words "exists or" after the words "Event of Default" in clause (a) thereof.

         SECTION 14. AMENDMENT OF SECTION 6.2(K). Section 6.2(k) of the Loan Agreement is hereby amended by deleting the text thereof in its entirety and inserting in place thereof the following:

                 (k) Acquisitions. Except as may result from the mergers permitted pursuant to Section 6.2(m), neither Borrower nor any Operating Subsidiary shall, and Borrower shall not permit any Consolidated Subsidiary to, acquire all or substantially all of the Assets of any other Person or of a division or other business unit thereof or Securities representing more than fifty percent (50%) of the Securities of any class of any other Person; provided, however, that (i) any Operating Subsidiary may purchase Inventory in bulk and purchase or lease the warehouses where such Inventory is located upon terms that are fair and reasonable to such purchaser, (ii) Borrower or any Operating Subsidiary may acquire all or substantially all of the Assets of any other Consolidated Subsidiary other than FoxMeyer Drug Company, (iii) Borrower, any Operating Subsidiary or any Healthcare Connect Subsidiary may acquire all or substantially all of the Assets of any other Person or of a division or other business units thereof (a "Business") or Securities representing more than fifty percent (50%) of the equity Securities of any Person, provided that (A) such Business or Person becomes a Consolidated Subsidiary, (B) such Business or Person is Solvent before giving effect to such acquisition, (C) neither Borrower nor any Consolidated Subsidiary becomes, and neither such Person is nor the Assets or operations of such Person are, or could reasonably be expected to be subject to any material loss contingency required by GAAP to be disclosed in the financial statements of such Person and

         (D) the aggregate purchase price for all such acquisitions of Businesses or equity Securities pursuant to this clause (iii) during any fiscal year of Borrower may not exceed $25,000,000 (exclusive, in the case of the acquisition of a Business or all of the equity Securities of any other Person, of amounts properly allocable to working capital in accordance with GAAP), and provided further that this clause (iii) shall not permit the acquisition of any Securities of (A) NII, (B) Centaur Partners IV or (C) any Affiliate of any of the foregoing (other than Borrower or a Consolidated Subsidiary), and (iv) Borrower may acquire Receivables from any Consolidated Subsidiary for sale under the terms of the Revolving Receivables Purchase Program. For the purposes of clause (iii) above, payments made pursuant to an earn-out or similar contingent payment arrangement shall be deemed included in the purchase price for an acquisition for the fiscal year as to which such payments have accrued and are payable.

         SECTION 15. AMENDMENT OF SECTION 6.2(L). Section 6.2(l) of the Loan Agreement is hereby amended by deleting the text thereof in its entirety and inserting in place thereof the following:

                 (l) Loans, Advances and Investments. Neither Borrower nor any Operating Subsidiary shall, and Borrower shall not permit any Consolidated Subsidiary to, directly or indirectly make any loan, advance, extension of credit or capital contribution to, make any investment in, or purchase or commit to purchase any Securities or evidences of financial obligations of, or interests in, any Person except (i) Permitted Investments, (ii) acquisition of equity Securities permitted by Section 6.2(k)(iii), (iii) trade and customer accounts receivable which are for goods furnished or services rendered in the ordinary course of business and are payable in accordance with customary trade terms, (iv) (A) existing loans, advances and capital contributions to and from Subsidiaries, (B) loans, advances and capital contributions to Borrower or any Operating Subsidiary consistent with prudent business practices, (C) capital contributions to any Operating Subsidiary to the extent necessary to ensure that such Operating Subsidiary remains Solvent, (D) loans, advances and capital contributions to Consolidated Subsidiaries other than Operating Subsidiaries consistent with prudent business practices and not to exceed $15,000,000 in aggregate amount (as to all such Consolidated Subsidiaries collectively) at any time outstanding, provided that in calculating the outstanding amount of such loans, advances and capital contributions, there shall not be counted (1) amounts loaned, advanced or contributed to a Consolidated Subsidiary from amounts received by Borrower or any Operating Subsidiary from any other Consolidated Subsidiary (excluding an Operating Subsidiary), (2) amounts of loans, advances or contributions permitted by clauses (iv)(A) through (C) above or (E) below or (3) amounts of loans, advances or contributions to a Consolidated Subsidiary to fund Minority Equity Investments permitted by clause (vii) below, and (E) amounts loaned, advanced or contributed to Healthcare Connect Subsidiaries to fund acquisitions pursuant to
         Section 6.2(k)(iii) in the aggregate amount (as to all Healthcare Connect Subsidiaries collectively) not to exceed $25,000,000 during any fiscal year of Borrower, (v) advances to employees in the ordinary course of business not exceeding $1,000,000 in the aggregate at any time outstanding, (vi) Permitted Customer Advances, (vii) expenditures for Minority Equity Investments not to exceed $25,000,000 in the aggregate at any time outstanding and (viii) the making and maintenance of the NII Loan, subject to Section 6.2(j); provided, however, that neither Borrower nor any Operating Subsidiary shall, and Borrower shall not permit any Consolidated Subsidiary to, make any loan, advance, extension of credit or capital contribution to, make any investment in, or purchase or commit to purchase any Securities or evidences of financial obligations of, or interests in, (A) NII (other than the making and maintenance of the NII Loan, subject to Section 6.2(j)), (B) Centaur Partners IV, (C) any director, executive officer or partner of NII, Centaur Partners IV or Borrower, or (D) any Affiliate of any of the foregoing (other than Borrower or a Consolidated Subsidiary to the extent permitted in any of clauses (i) through (v) of this Section 6.2(l)); provided, further, however, that accounting adjustments and operating expense reimbursements (including, without limitation, expenses for taxes and insurance and attorneys' fees and expenses) may be made between Borrower and NII in the ordinary course of Borrower's business and, subject to Section 6.2(j), payments required to be made under the Tax Sharing Agreement may be made between Borrower and NII. For the purposes of clause
         (vii) above, the amount of any Minority Equity Investment in Phar-Mor, Inc. received in satisfaction of the Phar-Mor Receivables pursuant to the plan of reorganization in the Phar-Mor Bankruptcy shall, to the extent of such satisfaction, be deemed to be zero, but any payment of cash or other consideration (whether in respect of the exercise or subscription price for options, subscription rights or other securities or otherwise) shall reduce, to the extent of such payment, the amount available under such clause (vii).

         SECTION 16. AMENDMENT OF SECTION 6.2(M). Section 6.2(m) of the Loan Agreement is hereby amended by inserting after the words "provided, however, that" the following words: "Healthcare Connect Subsidiaries may be merged into other Healthcare Connect Subsidiaries, other".

         SECTION 17. AMENDMENT OF SECTION 6.2(N). Section 6.2(n) of the Loan Agreement is hereby amended by deleting the text thereof in its entirety and inserting in place thereof the following:

                 (n) No Sales of Certain Assets; Negative Pledge; No Negative Pledge in Favor of Other Lenders. Neither Borrower nor any Operating Subsidiary shall, and Borrower shall not permit any Consolidated Subsidiary to, directly or indirectly, (i) sell, transfer, assign, encumber or otherwise dispose of, or create, or allow to be created or to otherwise exist, any Lien upon, any of the Inventory, Receivables, Intercompany Notes or capital stock of any Operating Subsidiary except for (A) Permitted Liens described in clause (e) of the definition of such term, (B) sales of Inventory made in the ordinary course of business, (C) transfers of Assets between Borrower and the Consolidated Subsidiaries to the extent the same would be permitted to be transferred by merger in accordance with
         Section 6.2(m), and (D) sales of Receivables pursuant to the Revolving Receivables Purchase Program and transfers of Receivables from the Consolidated Subsidiaries to Borrower for such sale or other disposition, or (ii) sell, transfer, assign, encumber or otherwise dispose of, or create, or allow to be created or to otherwise exist, any Lien upon, any of its Assets other than described in clause (i) above except for Permitted Liens, sales of such other Assets for full and fair consideration made in the ordinary course of business or otherwise consistent with prudent business practices and, subject to the consent of Administrative Agent, which consent shall not be unreasonably withheld, sales of capital stock of Consolidated Subsidiaries (other than Operating Subsidiaries or the Healthcare Connect Subsidiaries or the Subsidiaries of the Healthcare Connect Subsidiaries) for full and fair consideration; provided, however, that neither Borrower nor any Operating Subsidiary shall sell, transfer, assign, encumber or otherwise dispose of any capital stock of any Operating Subsidiary, provided also, that Borrower shall cause the NII Loan to be secured at all times by collateral equal or greater in value, on the date of delivery of such collateral, to the then outstanding balance of the NII Loan. Except as set forth in this
         Section 6.2(n) or the other Loan Papers in favor of Administrative Agent and Lenders, in the 7.09% Note Purchase Agreements or under the terms of the Revolving Receivables Purchase Program, neither Borrower nor any Operating Subsidiary shall, and Borrower shall not permit any Consolidated Subsidiary to, (1) covenant or agree, with any other lender(s) or other Person(s), not to create, or not to allow to be created or otherwise exist, any Lien upon any Asset of Borrower or any Consolidated Subsidiary, or (2) covenant or agree, with any other lender(s) or other Person(s), to any other arrangement that is functionally equivalent or similar to a negative pledge (provided, however, that such a negative pledge or the functional equivalent thereof may be created or otherwise exist in favor of other lender(s) or other Person(s) with respect to Assets of Borrower or any Consolidated Subsidiary other than Inventory and Receivables to the same extent that Permitted Liens, other than Permitted Liens in favor of Administrative Agent and Lenders, are permitted to be created or otherwise exist (pursuant to this Agreement) in favor of such other lender(s) or other Person(s) with respect to the same Assets).
         Without the prior written consent of Required Lenders, which consent shall not be unreasonably withheld except in the case of any issuance prohibited by Section 6.2(c) or any issuance by any Healthcare Connect Subsidiary or its Subsidiaries, neither Borrower nor any Operating Subsidiary shall cause, permit or consent to the issuance of any Securities of any Consolidated Subsidiary to any Person other than Borrower or a Consolidated Subsidiary; provided that equity Securities of any Person whose equity Securities are acquired pursuant to Section 6.2(k)(iii) may be issued by such Person at the time of or as consideration for such acquisition if after the issuance thereof Borrower, the Operating Subsidiaries or the Healthcare Connect Subsidiaries own more than fifty percent (50%) of the equity Securities of such Person. Notwithstanding the foregoing, (x) any factoring or sale of Receivables in bulk and (y) any sale involving a net disposition (after taking into account any contemporaneous purchases) of 25% or more of the consolidated property, plant and equipment of Borrower and its Consolidated Subsidiaries shall each be deemed not to be a sale in the ordinary course of business and, except for sales of Receivables pursuant to the Revolving Receivables Purchase Program, shall be prohibited by this Section 6.2(n).
         Borrower shall not permit to be outstanding any Letter of Credit unless it shall, at all times while such Letter of Credit is outstanding, be entitled to make the deposit required by

         Section 3.2 without violating the 7.09% Note Purchase Agreements.

         SECTION 18. AMENDMENT OF SECTION 6.2(Q). Section 6.2(q) of the Loan Agreement is hereby amended by deleting the proviso in the first sentence thereof and inserting in place thereof the following: "provided, however, that Borrower may make and maintain the NII Loan (subject to Section 6.2(j)) and maintain the Tax Sharing Agreement and the NII Management Agreement."

         SECTION 19. AMENDMENT OF SECTION 6.2(W). Section 6.2(w) of the Loan Agreement is hereby amended by deleting the text thereof in its entirety and inserting in place thereof the following:

                 (w) NII Loan Documents. Borrower shall not allow to occur any of the following without the prior written consent of Administrative Agent and Majority Lenders: (i) a reduction in the interest rate applicable to the NII Loan except as may be expressly required or permitted pursuant to the NII Loan Documents as in effect on the date hereof, (ii) a delay in a date for the payment of accrued interest with respect to the NII Loan, (iii) an extension of the final maturity date of the NII Loan as provided in Section 1.4(a) of the NII Loan Agreement to a date later than December 31, 1999, or (iv) an increase in the maximum aggregate principal amount of loans at any time outstanding under the NII Loan Agreement in excess of $30,000,000. Borrower shall not allow to occur any amendment or other modification of Sections 5.2, 5.3, 5.4, 5.5 or 6.6 of the NII Loan Agreement without the prior written consent of the Administrative Agent.

         SECTION 20. NEW SECTION 6.2(Z). Section 6.2 of the Loan Agreement is hereby amended to add a new Section 6.2(z) to read as follows:

                 (z) Amendments to or Waivers of Subordinated Debt; Payment of Subordinated Debt. Borrower shall not: (i) amend, supplement or otherwise modify the subordination or other provisions of any indenture, agreement, instrument or other document evidencing Subordinated Debt that requires the approval of Administrative Agent in connection with the incurrence of such Indebtedness pursuant to the definition of "Subordinated Debt", (ii) waive or otherwise relinquish any of its rights or causes of action arising under any indenture, agreement, instrument or other document governing or evidencing Subordinated Debt; or (iii) prepay, redeem, defease (whether actually or in substance) or purchase in any manner (or deposit or set aside funds for the purpose of any of the foregoing), make any payment in respect of principal of or premium on, or make any payment in respect of interest (other than regularly scheduled payments of principal or interest required in accordance with the terms governing or evidencing the respective Indebtedness) on, or permit any of the Operating Subsidiaries or other Consolidated Subsidiaries to prepay, redeem, defease or purchase in any manner, make any payment in respect of principal of, or make any payment in respect of interest (other than regularly scheduled payments of principal or interest required in accordance with the terms of the instruments governing or evidencing the respective Indebtedness) on, any Subordinated Debt, whether in connection with a change in control, sale of assets, or otherwise.

         SECTION 21. AMENDMENT OF SECTION 6.3(A). Section 6.3(a) of the Loan Agreement is hereby amended by deleting the text thereof in its entirety and inserting in place thereof the following:

                 (a) Monthly and Other Certificates. As soon as available and in any event on or before the third Business Day prior to the end of each calendar month commencing with the first calendar month after the Fourth Amendment Date, a Certificate setting forth:

                          (i) the calculation of the Applicable Coverage Ratio as of the last day of the preceding month, in reasonable detail and certified as to accuracy by a Financial Officer of Borrower and the Operating Subsidiaries; provided, however, that the failure to provide such Certificate shall not result in a Potential Default or Event of Default but shall have the effects provided in the definitions of "Applicable LIBOR Margin" and "Applicable Facility Fee Percentage"; and

                          (ii) the calculation of the Applicable Leverage Ratio for each day of the preceding month and, if on any such day the Applicable Leverage Ratio exceeded 0.50 to 1.00, the calculation of the ratio set forth in Section 6.2(d) as of the last day of such preceding month, all in reasonable detail and certified as to accuracy by a Financial Officer of Borrower and the Operating Subsidiaries.

The Loan Agreement is hereby further amended to restate Exhibit M in its entirety to read as set forth on Schedule II hereto.

         SECTION 22. AMENDMENT OF SECTION 6.3(H). Section 6.3(h) of the Loan Agreement is hereby amended by deleting the period at the end thereof and inserting the following phrase: "or any indenture, agreement, instrument or other document governing or evidencing Subordinated Debt."

         SECTION 23. AMENDMENT OF SECTION 6.3(O). Section 6.3(o) of the Loan Agreement is hereby amended by deleting the text thereof in its entirety and inserting the following:

                 (o) Certain Defaults and Other Events.Promptly after the occurrence thereof, notification of the occurrence of any default by Borrower, NII or any of their respective Affiliates with respect to or under (i) the 7.09% Notes or the 7.09% Note Purchase Agreements, (ii) the Tax Sharing Agreement, (iii) the NII Loan or the NII Loan Documents or (iv) any Subordinated Debt, the actions that Borrower intends to take with respect to such default and any other information with respect thereto as Administrative Agent may reasonably request from time to time; and promptly after the occurrence thereof, notification of any amendment, waiver or other modification of the provisions of the 7.09% Note Purchase Agreements, the 7.09% Notes or the 7.09% Note Guaranties, the Tax Sharing Agreement, any of the NII Loan Documents or any indenture, agreement, instrument or other document governing or evidencing any Subordinated Debt, together with copies thereof.

         SECTION 24. AMENDMENT OF SECTION 7.1. Section 7.1 of the Loan Agreement is hereby amended by:

         (a) deleting the phrase "Sections 6.3(f) or 6.3(g)" and inserting in place thereof the following: "Sections 6.3(f), 6.3(g) or 6.3(o)(i) or (iv)";

         (b) deleting subsection (d) thereof in its entirety and inserting in place thereof the following:

                 (d) 7.09% Notes and Subordinated Debt. Any Event of Default (as defined in the 7.09% Note Purchase Agreements) shall occur; or any Event of Default (as defined in any indenture, agreement, instrument or other document governing or evidencing any Subordinated Debt) shall occur;

         (c) deleting subsection (k) thereof in its entirety and inserting in place thereof the following:

                 (k) Change of Control. The occurrence of any Change of Control; provided, however, that the occurrence of a Change of Control which has been consented to by

         Majority Lenders shall not constitute an Event of Default; and provided further that, if no Subordinated Debt is then outstanding, Lenders shall not unreasonably withhold such consent based upon such considerations (including, without limitation, considerations regarding character and reputation of management and conflicts of interest) as they shall reasonably deem relevant;

         SECTION 25. AMENDMENT OF SECTION 9.6. Section 9.6 of the Loan Agreement is hereby amended by (a) inserting the phrase "and B Borrowing Accounts" after the phrase "the B Notes" in the second sentence of subsection
(b) thereof and (b) deleting the text of subsection (g) thereof in its entirety and inserting in place thereof the following:

                 (g) B Notes and B Borrowing Accounts. Notwithstanding any other provision of this Article IX, each Lender may assign to one or more financial institutions any B Note or, provided written notice thereof has been received by Administrative Agent and Borrower, its B Borrowing Account. Administrative Agent and Borrower shall be entitled to treat a Lender as the holder of its B Borrowing Account until notice to the contrary is received by them.

         SECTION 26. AMENDMENT OF SECTION 9.7. Section 9.7 of the Loan Agreement is hereby amended by deleting the penultimate sentence thereof in its entirety.

         SECTION 27. DOCUMENTATION AGENT. Effective upon the effectiveness of the amendments to the Loan Agreement contemplated by this Fourth Amendment, NationsBank and Paribas shall cease to be Co-Agents and NationsBank shall commence to be Documentation Agent. From and after such effectiveness, all references in the Loan Agreement to a Co-Agent or the Co-Agents shall be deleted.

         SECTION 28.  AMENDMENT TO SCHEDULE I, NEW LENDERS AND OUTSTANDING
AMOUNTS.

         (a) Schedule 1 to the Loan Agreement is hereby amended in its entirety to read as set forth on Exhibit F attached hereto.

         (b) Effective as of the Fourth Amendment Date, $15,000,000 and $15,000,000 of the increase in the Aggregate Commitment under the Loan Agreement effected by this Fourth Amendment will be assumed by The Fuji Bank, Ltd. and The Bank of Tokyo, Ltd., Dallas Agency, respectively, and, as of such date, such banks shall be Lenders under the Loan Agreement and shall have the rights and obligations of a Lender thereunder.

         (c) Bank of America Illinois, The Fuji Bank, Ltd. and The Bank of Tokyo, Ltd., Dallas Agency, made loans to Borrower under the Credit Agreement, dated as of August 30, 1993, as amended, among Borrower, the Operating Subsidiaries, various financial institutions and Bank of America Illinois, as agent. The loans outstanding under such agreement shall be prepaid with the proceeds of simultaneous A Advances under Section 2.1 of the Loan Agreement on the Fourth Amendment Date and such facility shall be terminated on such date.

         (d) The Lenders made A Advances to Borrower under the Loan Agreement and, as of the date of this Fourth Amendment, $39,300,000 aggregate principal amount of A Advances is outstanding. Effective on the Fourth Amendment Date, Borrower shall prepay all A Advances and B Advances then outstanding pursuant to Section 2.6(a) of the Loan Agreement from the proceeds of simultaneous A Advances pursuant to Sections 2.1 and 2.2 of the Loan Agreement; provided, however, that Administrative Agent and each of the Lenders hereby waive the requirement in Section 2.6(a)(i) of the Loan Agreement solely with respect to such prepayment. Certain of the Lenders made B Advances to Borrower under the Loan Agreement and, as of the date of this Fourth Amendment, $40,000,000 aggregate principal amount of B Advances is outstanding. All such B Advances shall remain outstanding on the Fourth Amendment Date, subject to the terms thereof. NationsBank and Paribas have issued Letters of Credit that are outstanding under the Loan Agreement in an aggregate Stated Amount of $8,007,240 and, as of the date of this Fourth Amendment, no amounts have been drawn thereunder. At all times before the Fourth Amendment Date, the Lenders (other than The Fuji Bank, Ltd. and The Bank of Tokyo, Ltd., Dallas Agency) shall fund all A Advances and participate in all Letters of Credit under the Loan Agreement, and be entitled to all interest, fees and other amounts payable in respect thereof, as provided in the Loan Agreement prior to the effectiveness of the amendments effected by this Fourth Amendment. On the Fourth Amendment Date, before giving effect to the amendments effected by the Fourth Amendment, the Borrower shall pay all interest, fees and other amounts accrued and unpaid under the Loan Agreement as of such date. From and after the Fourth Amendment Date, the Lenders shall fund all A Advances and participate in all Letters of Credit under the Loan Agreement, and be entitled to all interest, fees and other amounts payable in respect thereof, in accordance with their Pro Rata Shares of the Aggregate Commitment (after giving effect to the amendments effected by this Fourth Amendment).

         SECTION 29. EFFECTIVENESS OF AMENDMENTS. The amendments effected by this Fourth Amendment shall be effective upon satisfaction of the following, in a manner acceptable to Administrative Agent, on or before November 21, 1994 (the date of effectiveness herein called the "Amendment Date"):

                 (a) All of the Lenders, Issuer, Administrative Agent and Co-Agents shall have executed and delivered this Fourth Amendment.

                 (b) All of the Guarantors shall have executed and delivered the Consent and Agreement attached to this Fourth Amendment, and all of the Operating Subsidiaries shall have executed and delivered amendments to their respective Intercompany Notes reflecting the increase in the Aggregate Commitment.

                 (c) An A Note payable to the order of each Lender in the maximum principal amount of such Lender's Commitment (as amended by this Fourth Amendment) shall have been duly executed by Borrower and delivered to Administrative Agent.

                 (d) An amendment to the Guaranty Agreement, substantially in the form of Exhibit B hereto, shall have been duly executed by Guarantors and delivered to Administrative Agent.

                 (e) Borrower shall have paid to Administrative Agent, for distribution to the Lenders, amendment fees in an amount, for each such Lender, equal to the product of such Lender's Commitment (as amended by this Fourth Amendment) times 0.075%.

                 (f) Borrower shall have paid to Administrative Agent, for its own account, the arrangement fee provided in the letter agreement, dated as of the date hereof, between Borrower and Administrative Agent.

                 (g) Borrower and each Guarantor shall have delivered to Administrative Agent certificates providing the certifications contemplated by Section 4.1(c) and (d) of the Loan Agreement as of the Amendment Date, including resolutions authorizing the execution, delivery and performance of this Fourth Amendment and the other documents contemplated hereby.

                 (h) (i) A legal opinion of Weil, Gotshal & Manges, and other counsel reasonably acceptable to Administrative Agent as to matters relating to Kansas law, as counsel for Borrower and Consolidated Subsidiaries, substantially in the forms of Exhibit C attached hereto shall have been duly executed by such counsel and delivered to Administrative Agent, and (ii) a favorable legal opinion of Gibson, Dunn & Crutcher, counsel to Administrative Agent shall have been duly executed by such counsel and delivered to Administrative Agent.

                   (i) Searches of the States of Texas and Kansas and such other States as Administrative Agent may request, setting forth all UCC filings, financing statements and other Lien filings against Borrower or any Operating Subsidiary in such States, shall have been delivered to Administrative Agent, which searches shall confirm that the Assets of Borrower and Operating Subsidiaries are free and clear of all Liens other than Permitted Liens, if any, in such States.

                   (j) Consolidated cash flow projections and related balance sheet for Borrower and the Operating Subsidiaries for the three year period commencing with fiscal year 1995, and consolidating cash flow projections and related balance sheets for Borrower and the Operating Subsidiaries for the fiscal year ended 1995 shall have been delivered to the Administrative Agent, which projections and balance sheets shall be certified by a Financial Officer of Borrower as being based upon reasonable assumptions and accurately calculated and shall reflect, to the satisfaction of Administrative Agent, that, both before and after giving effect to the transactions contemplated by this Agreement (and assuming funding of the Loans in an amount equal to the maximum Aggregate Commitment), each of Borrower and each Operating Subsidiary is, both as a separate corporate entity and on a consolidated basis with its Subsidiaries, Solvent.

                   (k) A Solvency Certificate in the form of Exhibit D hereto, appropriately completed, shall have been delivered to Administrative Agent, which Solvency Certificate shall have been executed by a Financial Officer of Borrower and each Operating Subsidiary and shall reflect, to the satisfaction of Administrative Agent, that (A) both before and after giving effect to the transactions contemplated by this Fourth Amendment (and assuming funding of the Loans in an amount equal to the maximum Aggregate Commitment, as amended by this Fourth Amendment), each of Borrower and each Operating Subsidiary is, both as a separate corporate entity and on a consolidated basis with its Subsidiaries, Solvent and (B) there has not occurred any material adverse change in the Net Worth of Borrower or any Operating Subsidiary since the date of the balance sheets of such corporations as of March 31, 1994.

                 (l)      The representations and warranties provided in
         Article V of the Loan Agreement shall be true and correct on the Amendment Date as if made on such date after giving effect to the supplement to Schedule 2 to the Loan Agreement attached hereto as Exhibit A (except to the extent that such representations and warranties are expressly by their terms made only as of the date of this Fourth Amendment or another date other than the Restatement
         Date), and no Potential Default or Event of Default shall have occurred or be continuing on the Amendment Date.

                 (m) Administrative Agent shall have received such other documents, instruments, certificates and opinions as it shall deem necessary or appropriate in connection with this Fourth Amendment and the transactions contemplated hereby.

                 (n) All proceedings taken in connection with the transactions contemplated by this Fourth Amendment shall be reasonably satisfactory to Administrative Agent, all Loan Papers shall be in form and substance satisfactory to Administrative Agent and all legal matters incident to this Fourth Amendment and the other Loan Papers and the transactions contemplated by the Loan Papers shall be satisfactory to counsel to Administrative Agent.

                 (o) A Closing Certificate in the form of Exhibit E hereto, appropriately completed, shall have been executed by Borrower and Operating Subsidiaries and certain of their officers, as indicated therein, and delivered to Administrative Agent, which certificate shall certify to the satisfaction of the conditions precedent set forth in this Section 29.

         SECTION 30. REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants, and each Operating Subsidiary as to matters relating to such Operating Subsidiary represents and warrants, that this Fourth Amendment has been duly authorized, executed and delivered by Borrower and the Operating Subsidiaries and constitutes the legal, valid, and binding obligation of Borrower and the Operating Subsidiaries, enforceable in accordance with its terms (subject as to enforcement of remedies to any applicable bankruptcy, reorganization, moratorium, or similar laws or principles of equity affecting the enforcement of creditors' rights generally). Borrower further represents and warrants that (a) there exists no Potential Default or Event of Default on the date hereof, (b) the representations and warranties set forth in Article V of the Loan Agreement are true and correct on the date hereof (including the representations or warranties that are expressly made only as of the Restatement Date, after giving effect to the supplement to Schedule 2 to the Loan Agreement attached hereto as Exhibit A), and (c) Borrower and the Operating Subsidiaries have complied with all agreements and conditions to be complied with by it under the Loan Agreement and other Loan Papers by the date hereof.

         SECTION 31. ENTIRE AGREEMENT; RATIFICATION. This Fourth Amendment embodies the entire agreement of the parties and supersedes any prior agreements or understandings with respect to the subject matter hereof. Except as modified or supplemented hereby, the Loan Agreement and all other Loan Papers shall continue in full force and effect.

         SECTION 32. GOVERNING LAW. THIS FOURTH AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND APPLICABLE U.S. FEDERAL LAWS.

         SECTION 33. COUNTERPARTS. This Fourth Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument. In making proof hereof, it shall not be necessary to produce or account for any counterpart other than one signed by the party against which enforcement is sought.

         SECTION 34. NO ORAL AGREEMENTS. THIS FOURTH AMENDMENT, TOGETHER WITH THE LOAN AGREEMENT AND THE OTHER LOAN PAPERS, CONSTITUTES A "LOAN AGREEMENT" FOR THE PURPOSES OF SECTION 26.02(A) OF THE TEXAS BUSINESS AND COMMERCE CODE, AND REPRESENTS THE FINAL AGREEMENT BETWEEN AND AMONG THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN (A) BORROWER OR ANY OPERATING SUBSIDIARY AND (B) ADMINISTRATIVE AGENT, ANY CO-AGENT, ANY LENDER OR ISSUER.

                        [SIGNATURES ON SUCCEEDING PAGES]

         IN WITNESS WHEREOF, this Fourth Amendment to Amended and Restated Loan Agreement is executed as of the date first set forth above.

                                    FOXMEYER CORPORATION


                                    By_________________________________
                                      Title:

                                    FOXMEYER DRUG COMPANY


                                    By_________________________________
                                      Title:

                                    MERCHANDISE COORDINATOR SERVICES CORPORATION

                                    By_________________________________
                                      Title:

                                    HARRIS WHOLESALE COMPANY


                                    By_________________________________
                                      Title:

                                    CITICORP USA, INC., individually and as
                                    Administrative Agent


                                    By_________________________________
                                      Title:

                               NATIONSBANK OF TEXAS, N.A., individually and as Co-Agent and Documentation Agent


                               By_________________________________
                                 Title:

                               BANQUE PARIBAS, individually and as Co-Agent


                               By_________________________________
                                 Title:

                               By_________________________________
                                 Title:

                               CITIBANK, N.A., as Issuer (and not a Lender)


                               By_________________________________
                                 Title:

                               FIRST BANK NATIONAL ASSOCIATION


                               By_________________________________
                                 Title:

                               THE BOATMEN'S NATIONAL BANK OF ST. LOUIS


                               By_________________________________
                                 Title:

                                    BANK OF AMERICA ILLINOIS


                                    By_________________________________
                                      Title:

                                    FIRST INTERSTATE BANK OF TEXAS, N.A.


                                    By_________________________________
                                      Title:

                                    CREDIT SUISSE


                                    By_________________________________
                                      Title:

                                    By_________________________________
                                      Title:

                                    PNC BANK, NATIONAL ASSOCIATION


                                    By_________________________________
                                      Title:

                                    THE FUJI BANK, LTD.


                                    By_________________________________
                                      Title:

                                    THE BANK OF TOKYO, LTD., DALLAS AGENCY


                                    By_________________________________
                                      Title:

                             CONSENT AND AGREEMENT


          The undersigned, being all of the Guarantors (as defined in the Loan Agreement), hereby consent and agree to the foregoing Fourth Amendment and hereby confirm their respective obligations under their respective Guaranty Agreements (as defined in the Loan Agreement), which shall remain in full force and effect.

                                FOXMEYER DRUG COMPANY, a Kansas corporation
                                DRXCARE, INC.
                                HEALTH CARE PHARMACY PROVIDERS, INC.
                                HEALTH MART, INC.
                                FOXMEYER DRUG COMPANY, a Delaware corporation IV PARTNERS, INC.
                                FOXMEYER REALTY COMPANY
                                FOXMEYER SOFTWARE, INC.
                                HEALTHCARE TRANSPORTATION SYSTEM, INC.
                                MERCHANDISE COORDINATOR SERVICES CORPORATION
                                CAROL STREAM HOLDINGS, INC.
                                HARRIS WHOLESALE COMPANY
                                HEALTH CARE PHARMACY PROVIDERS, INC.



                                By:___________________________________
                                Title: